Exhibit 99.1

Deloitte LLP
Bay Adelaide Center, East Tower
22 Adelaide Street West
Suite 200
Toronto ON M5H 0A9
Canada

Tel: 416-601-6150
Fax: 416-601-6610
www.deloitte.ca

Independent Accountants’ Report on Applying Agreed-Upon Procedures

September 2, 2016

Royal Bank of Canada, acting as Administrative Agent of Real Estate Asset Liquidity Trust

- and -

RBC Dominion Securities Inc.
RBC Capital Markets, LLC
National Bank Financial Inc.
BMO Nesbitt Burns Inc.
CIBC World Markets Inc.
Scotia Capital Inc.
TD Securities Inc.
Casgrain & Company Limited
Laurentian Bank Securities Inc. (collectively, the “Placement Agents”)

Dear Sirs / Mesdams:

We have performed the procedures described below, which were agreed to by Royal Bank of Canada (the “Company”), acting as Administrative Agent of Real Estate Asset Liquidity Trust (“REAL-T” or the “Trust”), and the Placement Agents (together with the Company, the "Specified Parties"), to assist you in evaluating the pool of mortgage loans (the “Mortgage Loans”) relating to the proposed offering of certain classes of Series 2016-2 Notes by Real Estate Asset Liquidity Trust.

The sufficiency of these procedures is the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Capitalized terms used but not defined herein are used with the meanings as described in the Data File (as defined herein).

Procedures and Findings Relating to Certain Mortgage Loan Characteristics

The representatives of the Company provided us with a computer generated mortgage loan data file as of September 2, 2016 (the "Data File") containing 47 mortgage loans contributed by the Company. Each of the Sellers (Royal Bank of Canada (“RBC”), MCAP Financial Corporation (“MCAP”), Macquarie US Trading LLC (“Macquarie”) and Trez Commercial Finance Limited Partnership (“TCFLP”) are responsible for the preparation and accuracy of information in the Data File.

Royal Bank of Canada et al
September 2, 2016

At your request, for each of the Mortgage Loans set forth on the Data File, we compared certain characteristics (the "Characteristics"), with exception of characteristics 0, 22, 30, 114, 168, 169 and 172, to the corresponding information set forth on or derived from the corresponding Source Documents, as defined on page 12, and found them to be in agreement, except as described below. We also performed re-calculations, as required, or as determined by representatives of the Specified Parties, on certain of the Characteristics in the Data File, and found them to be arithmetically correct, except as noted below.

As indicated by representatives of RBC, Macquarie and TCFLP, the final executed copies of the Participation Agreements (the “Participation Agreement”) for Mortgage Loan 3 (Skyline GSC Industrial Montreal), Mortgage Loan 13 (5050 Innovation), Mortgage Loan 17 (The Duke of Devonshire) and Mortgage Loan 25 (4000 Innovation) were outstanding as of the date of this report. We were instructed by representatives of RBC, Macquarie and TCFLP to use the draft versions of these Participation Agreements to perform our procedures.

We have been advised by representatives of RBC that differences not exceeding plus or minus 1 percent of the monetary amounts, specifically relating to characteristics 1, 37, 51, 52 as noted in the Data File are not considered to be exceptions to be reported for purposes of this letter.

Characteristics:
0	Control Number
1	Cut-Off Date Balance
2	Percentage of Cut-Off Date Balance
3	Cumulative Percentage of Cut-Off Date Balance
4	Loan Originator
5	Loan Number
6	Loan Purpose
7	Deal Name or Property Name
8	Property Address
9	Property City
10	Property Province
11	Property Postal Code
12	Property Type
13	Loan Amount
14	Priority of Lender's Security
15	Payment Type
16	Day count
17	Payment Frequency
18	Payment Date Grace Period
19	Mortgage Interest Rate (Fixed or Variable)
20	Semi-Annual, not in Advance Interest Rate
21	Monthly Compounding Mortgage Rate
22	Administrative Cost Rate
23	Net Mortgage Rate
24	NCF Debt Yield at Origination
25	Full Maturity Term (Months) (ARD for Balloon Loans and Fully Amortizing, Full Maturity for Hyperam Loans)
26	Anticipated Repayment Term in Months (“ARD Months”)
27	Remaining Term to Maturity ARD Months
28	Final Amortization Term (Months)
29	Remaining Amortization Term (Months)

Royal Bank of Canada et al
September 2, 2016

30	Cut-Off Date (Paid Through Date)
31	Seasoning (Number of Loan Payments including Cut-Off Date payment)
32	Closing / Funding Date
33	Interest Adjustment Date
34	First Payment Date
35	Maturity Date (ARD date if balloon or fully amortizing, full maturity date if hyperam)
36	Anticipated Repayment Date (“ARD”)
37	Balloon Amount
38	Amortization Description (Balloon, HyperAm or Fully Amortizing)
39	HyperAmortization Start Date, if applicable
40	Step-up interest Rate for HyperAmortization Loans
41	Remaining Prepayment Restrictions
42	Remaining Closed Period
43	Yield Maintenance Minimum
44	Yield Maintenance Begin Date
45	Remaining Yield Maintenance Period
46	Yield Maintenance Spread
47	Defeasance Begin Date
48	Defeasance Fee
49	Non-Penalty Open Period
50	Final Prepay Description
51	Monthly Blended Principal and Interest Payment
52	Annual Debt Service
53	Year 3 Year of Financial
54	Year 2 Year of Financial
55	Year 1 Year of Financial
56	Year 0 Year of Financial
57	Year 3 Net Cash Flow
58	Year 2 Net Cash Flow
59	Year 1 Net Cash Flow
60	Year 3 Net Operating Income
61	Year 2 Net Operating Income
62	Year 1 Net Operating Income
63	Year 0 Net Operating Income
64	Year 0 (Underwritten) Replacement Reserves (or FF&E for Hotel)
65	Adjusted Underwritten NOI
66	Year 0 Net Cash Flow (“NCF”)
67	Adjusted Underwritten NOI DSCR
68	Underwritten NCF DSCR
69	Reconciled Appraised Value
70	Appraisal Value Date
71	Cut-Off Date Loan to Value
72	Balloon Loan to Value
73	Borrower Entity Name
74	Borrower Entity Type
75	Is Borrower a Canadian resident entity? (Yes or No)
76	Is Borrower a single asset entity, as identified by Lender? (Yes, No or Unknown)
77	Any Recourse (excluding carve-outs) or Guarantee? (Yes or No)
78	Amount of Recourse specified in Loan Documents, if applicable
79	To whom does Lender have Recourse, if applicable (list names, including Borrower)
80	Is this Loan cross-collateralized and cross-defaulted with other loans? (Yes or No)

Royal Bank of Canada et al
September 2, 2016

81	If Loan is cross-collateralized and cross-defaulted, name(s) of other crossed loans.
82	If Loan is cross-collateralized and cross-defaulted, loan number(s) of other crossed loans.
83	Is this Loan related to other loans or other Seller loans in same securitization? (Yes or No)
84	If Loan is related to other loans or other Seller loans, name and relationship of Borrower or Principal on other loans in same securitization.
85	If Loan is related to other loans or Seller Loans, loan number(s) of other related loans.
86	Year Built
87	Year Renovated
88	Net Rentable Area
89	Current Balance Per. Sq. Ft., Units, Pad or Room
90	Net Rentable Area Units Measure
91	Occupied Rentable Area
92	YR3 Physical Occupancy
93	YR2 Physical Occupancy
94	YR1 Physical Occupancy
95	Physical Occupancy
96	Rent Roll Date (Also Occupancy % Date)
97	Number of separately assessed income-producing properties
98	Is the Property a condominium unit(s) or strata title? (Yes or No)
99	Fee, Leasehold or Fee and Leasehold
100	Does the Property consist in whole or in part of a leasehold interest? (Yes or No)
101	Ground Lease expiration date (excluding renewals), if applicable
102	Any subordinate debt secured by the Property? (Yes or No)
103	Nature of subordinate security
104	Amount of subordinate debt outstanding, if applicable
105	Is existing subordinate debt subject to subordination provisions? (Yes or No or N/A if not applicable)
106	Is existing subordinate debt subject to standstill provisions? (Yes or No or N/A if not applicable)
107	Do Loan Documents permit future subordinate debt? (Yes or No)
108	If future subordinate debt permitted, provide information on Lender consent, Loan to Value/DSCR and Subordination and Standstill Agreement requirements.
109	Remaining Defeasance Period
110	Any provision in Loan Documents allowing Borrower to obtain a release of part of the Proper from Lender's security? (Yes or No)
111	If Loan Documents allow Borrower to obtain release of part of the Property from Lender's security, describe release provisions
112	Any provision in Loan Documents allowing Borrower to substitute new Property as collateral for existing Property collateral (other than defeasance) (Yes or No)
113	If Loan Documents allow Borrower to substitute new Property as collateral, describe
114	Pool Code
115	Site Inspection Date
116	Environmental Firm
117	Environmental Report Type
118	Environmental Report Analysis Date
119	Engineering Firm
120	Engineering Date
121	Replacement Reserve: Immediate ($)
122	Repair Reserve: Immediate ($)
123	Environmental Reserve: Immediate ($)
124	Debt Service Reserve: Immediate ($)
125	Realty Tax Reserve: Immediate ($)

Royal Bank of Canada et al
September 2, 2016

126	Lease Rollover Reserve: Immediate ($)
127	Other Reserve: Immediate ($)
128	Other Reserve: Immediate (Type/Description)
129	Replacement Reserve: Monthly ($)
130	Repair Reserve: Monthly ($)
131	Environmental Reserve: Monthly ($)
132	Debt Service Reserve: Monthly ($)
133	Realty Tax Reserve: Monthly ($)
134	Lease Rollover Reserve: Monthly ($)
135	Other Reserve: Monthly ($)
136	Other Reserve: Monthly ($) (Type/Description)
137	Any Future Reserves? (Yes or No)
138	Description of Future Reserves
139	Lock Box Requirement? (Yes or No)
140	Lock Box Hard or Soft?
141	Lock Box Springing? (Yes or No or N/A if not applicable)
142	Participation or 100% ownership
143	Single Tenant (Yes or No)
144	Percentage Occupied by Owner
145	Owner Occupied (Yes or No)
146	Largest Tenant Name
147	Largest Tenant Area Leased (Sq. Ft.)
148	Largest Tenant Lease Expiry Date
149	Pari Passu? (Yes or No)
150	If Pari Passu, initial or balance?
151	Pari Passu %
152	If Balance, name of Pool Code of initial
153	Whole Loan Amount
154	Whole Loan Cut-Off Balance
155	Whole Loan Balloon Balance
156	Whole Loan Monthly Payment
157	Pooled Loan Amount
158	Pooled Cut-Off Balance
159	Pooled Loan Balloon Balance
160	Pooled Loan Monthly Payment
161	Non-Pooled Loan Amount
162	Non-Pooled Cut-Off Balance
163	Non-Pooled Loan Balloon Balance
164	Non-Pooled Loan Monthly Payment
165	A/B Note? (Yes or No)
166	B Note Amount
167	Assumption Fee
168	Has the Whole Loan been previously securitized?
169	If the Whole Loan was previously securitized, which CMBS Issue was it securitized in?
170	Date of Operating Statement
171	Date of Borrower, Guarantor, Indemnitor Financial Statement
172	Additional Notes

Royal Bank of Canada et al
September 2, 2016

We compared characteristics 4, 5, 13 to 15, 17 to 19, 25, 26, 28, 33 to 36, 38 to 44, 46 to 51, 73, 76, 80 to 82, 97, 98, 110 to 113, 139 to 142, 149 to 152, and 167 to the corresponding information set forth in or derived from at least one of the Commitment Letter, Mortgage Loan Purchase Agreement, Mortgage Sale and Administration Agreement, Mortgage Assumption Agreement, Mortgage, Hypothéque, Deed, Borrower Rate Lock Confirmation, Solicitor Report, Participation Agreement and the Legal Summary (collectively, the “Note Documents”) and found them to be in agreement, subject to the following comments:

•	With respect to characteristic 5, for 3 Macquarie Mortgage Loans, we were instructed to use the amortization schedule (the “Amortization Schedule”) by representatives of Macquarie.

•	With respect to characteristics 18 and 76, for 17 Mortgage Loans (15 MCAP and 2 TCFLP), we were advised by representatives of MCAP and TCFLP to accept the characteristics as provided. Accordingly, we did not perform procedures to verify the characteristics provided.

•	With respect to characteristic 28, for Mortgage Loan 17 (Duke of Devonshire), we were advised by representatives of TCFLP to compare the characteristic to the respective Amortization Schedule, and found them to be in agreement.

•	With respect to characteristic 38, for 2 TCFLP Mortgage Loans, we were advised by representatives of TCFLP to compare the characteristic to the respective Amortization Schedule, and found them to be in agreement.

•	With respect to characteristic 41, for Mortgage Loans with Seasoning (as determined in characteristic 31), we recalculated the remaining prepayment restrictions by subtracting the Seasoning from the original prepayment restrictions (as set forth in the Note Documents) and found them to be in agreement.

•	With respect to characteristic 51, for 15 MCAP Mortgage Loans, we were advised by representatives of MCAP to compare the characteristic to Note Documents and respective MCAP welcome letter (the “MCAP Welcome Letter”), and found them to be in agreement.

•	With respect to characteristic 97, for 2 TCFLP Mortgage Loans, we were advised by representatives of TCFLP to compare the characteristic to the respective tax certificate (the “Tax Certificate”), and found them to be in agreement.

We compared characteristics 1 and 37 to the respective Amortization Schedule, as prepared by RBC, MCAP, Macquarie and TCFLP, and found them to be in agreement.

With respect to characteristic 2, we recalculated the Percentage of Cut-Off Date Pool Balance by dividing (i) the individual loan Cut-Off Date Balance (as determined in characteristic 1) by (ii) the total Pool Cut-Off Date Balance, and found them to be arithmetically correct.

With respect to characteristic 3, we recalculated the Cumulative Percentage Cut-Off Date Pool Balance by (i) adding the individual Percentage of Cut-Off Date Pool Balance (as determined in characteristic 2) to (ii) the prior Cumulative Percentage Cut-Off Date Pool Balance (as calculated in order of Control Number), and found them to be arithmetically correct.

We compared characteristic 6 to either the respective asset summary report (the “ASR”) (as prepared by RBC and Macquarie), the Note Documents, or the discharge & payout statement (the “Discharge & Payout Statement”), and found them to be in agreement.

Royal Bank of Canada et al
September 2, 2016

We compared characteristic 7 to the respective Note Documents and found them to be in agreement, subject to the following comments:

•	With respect to 15 MCAP Mortgage Loans, we were advised by representatives of MCAP to accept the characteristic as provided. Accordingly, we did not perform procedures to verify characteristics provided for these loans.

•	With respect to 2 TCFLP Mortgage Loans, we were advised by representatives of TCFLP to compare the characteristic to the respective ASR, and found them to be in agreement.

We compared characteristics 8 to 10 to the respective title insurance (the “Title Insurance”) and found them to be in agreement.

We compared characteristic 11 to the Canada Post website and Globefeed.com website and found them to be in agreement, subject to the following comment:

•	With respect to Mortgage Loan 12 (NPR Commerce Place & YKC East Yellowknife), we were instructed by representatives of RBC to compare the characteristic to environment Canada water license (the “Environment Canada Water License Application”), in addition to Canada Post and Globefeed.com websites, and found them to be in agreement.

We compared characteristic 12 to the respective appraisal (the “Appraisal”) and found them to be in agreement.

With respect to characteristic 16, we recalculated the Interest Accrual Method based on the attributes provided in the Amortization Schedule, and found them to be arithmetically correct, subject to the following comment:

•	With respect to 2 TCFLP Mortgage Loans, we were advised by representatives of TCFLP to compare the characteristic to the respective Note Documents, and found them to be in agreement.

We compared characteristic 20, to the respective Note Documents and found them to be in agreement, subject to the following comments:

•	With respect to 15 MCAP Mortgage Loans, we were advised by representatives of MCAP to compare the characteristic to either the Note Documents, the respective MCAP Welcome Letter or the respective advance letter (the “Advance Letter”), and found them to be in agreement.

•	With respect to 2 TCFLP Mortgage Loans, we were advised by representatives of TCFLP to compare the characteristic to the respective the Amortization Schedule, and found them to be in agreement.

With respect to characteristic 21, we recalculated the Monthly Compounding Mortgage Rate by converting the Final Semi-Annual Mortgage Rate (as set forth in the Note Documents) to a monthly rate, and found them to be arithmetically correct.

With respect to characteristic 23, we recalculated the net mortgage rate by (i) subtracting the Administrative Cost Rate (as provided by the Company) from the (ii) Monthly Compounding Mortgage Rate (as determined in characteristic 21), and found them to be arithmetically correct.

Royal Bank of Canada et al
September 2, 2016

With respect to characteristic 24, we recalculated the Debt Yield at Origination by dividing (i) the Underwritten NCF (as determined in characteristic 68) by (ii) the Loan Amount (as determined in characteristic 13), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 149), this procedure was performed based on the aggregate of Loan Amount of the Mortgage Loan and the related pari passu companion loan.

With respect to characteristic 27, we recalculated the Remaining Term to Maturity ARD Months by determining the number of payment dates from the Cut-Off Date to and inclusive of the Final Maturity Date or ARD (as set forth in the Note Documents), and found them to be arithmetically correct.

With respect to characteristic 29, we recalculated the Remaining Amortization Term (months) by subtracting the Seasoning (as determined in characteristic 31) from the Amortization Term (as determined in characteristic 28), and found them to be arithmetically correct.

With respect to characteristic 31, we recalculated the Seasoning by calculating the number of payment dates from the First Payment Date (as set forth in the Note Documents) to and inclusive of the Cut-Off Date, and found them to be arithmetically correct.

We compared characteristic 32, to the respective Note Documents and found them to be in agreement, subject to the following comments:

•	With respect to 15 MCAP Mortgage Loans, we were advised by representative of MCAP to compare the characteristic to the respective Advance Letter, and found them to be in agreement.

•	With respect to 2 TCFLP Mortgage Loans, we were advised by representative of TCFLP to compare the characteristic to the respective statement of mortgage advance (the “Statement of Mortgage Advance”), and found them to be in agreement.

We compared characteristic 45, to the Remaining Yield Maintenance Periods (as determined in characteristic 41) and found them to be in agreement.

With respect to characteristic 52, we recalculated the Annual Debt Service by multiplying the Monthly Debt Service (as set forth in the Note Documents) by twelve, and found them to be arithmetically correct.

We compared characteristics 53 to 64, and 66, to the respective ASR, and found them to be in agreement.

With respect to characteristic 65, we recalculated the Underwritten NOI by adding the Replacement Reserve (or FF&E for Hotel) (as determined in characteristic 64) to Year 0 Net Operating Income (as determined in characteristic 63), and found them to be arithmetically correct, subject to the following comment:

•	We were instructed by representatives of MCAP and TCFLP that the replacement reserve (or FF&E for Hotel) was not deducted for the purposes of calculating the Underwritten NOI. As such, we were not required to add back the replacement reserve for characteristic 65. We verified this assertion by inspecting the ASR, and noting that the replacement reserve was excluded from the calculated Underwritten NOI.

Royal Bank of Canada et al
September 2, 2016

With respect to characteristic 67, we recalculated the Adjusted Underwritten NOI DSCR by dividing (i) the Underwritten NOI (including replacement reserves) (as determined in characteristic 65) by (ii) the Annual Debt Service (as determined in characteristic 52), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 149), this procedure is based on the aggregate of the annual debt service of the Mortgage Loan and the related pari passu companion loan.

With respect to characteristic 68, we recalculated the underwritten NCF DSCR by dividing (i) the Underwritten NCF (as determined in characteristic 66) by (ii) the Annual Debt Service (as determined in characteristic 52), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 149), this procedure is based on the aggregate of the annual debt service of the Mortgage Loan and the related pari passu companion loan.

We compared characteristics 69 and 70 to the respective Appraisal and found them to be in agreement.

With respect to characteristic 71, we recalculated the Cut-Off Date Loan to Value by dividing (i) the Cut-Off Date Balance (as determined in characteristic 1) by (ii) the Appraised Value (as determined in characteristic 69), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 149), this procedure was based on the aggregate of the Cut-Off Date Balance of the Mortgage Loan and the related pari passu companion loan.

With respect to characteristic 72, we recalculated the Balloon Loan to Value by dividing the (i) Balloon Amount (as determined in characteristic 37) by (ii) the Appraised Value (as determined in characteristic 69), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 149), this procedure is based on the aggregate of the Balloon or ARD balance of the Mortgage Loan and the related pari passu companion loan.

We compared characteristics 74 and 75, to the respective Note Documents and found them to be in agreement, subject to the following comment:

•	With respect to 17 Mortgage Loans (15 MCAP and 2 TCFLP), we were advised by representatives of MCAP and TCFLP to compare the characteristics to the respective certificate of incorporation (the “Certificate of Incorporation”), certificate of attestation (the “Certificate of Attestation”), limited partnership summary (the “Limited Partnership Summary”), certificate of officer (the “Certificate of Officer”), and borrower’s certificate of corporate authority (the “Borrower’s Certificate of Corporate Authority”) and found them to be in agreement.

We compared characteristics 77 to 79, to the respective Note Documents or guarantee (the “Guarantee”), and found them to be in agreement.

We compared characteristic 83, by identifying whether the Mortgage Loans had (i) common borrowers (as determined in characteristic 73) or (ii) common entities whom lenders have recourse to (as determined in characteristic 79) and found them to be in agreement. In addition, with respect to 30 Mortgage Loans (27 RBC and 3 Macquarie), we compared characteristic 83 to the Note Documents and found them to be in agreement.

Royal Bank of Canada et al
September 2, 2016

With respect to characteristic 84, we compared Mortgages Loans with common relationships by identifying whether the Mortgage Loans related to other loans in the same securitization (as determined in characteristic 83). For the identified Mortgage Loans that related to other loans in the same securitization, we combined the respective common borrowers (as determined in characteristic 73) with the common entities whom lenders have recourse to (as determined in characteristic 79) and found them to be in agreement. In addition, with respect to 30 Mortgage Loans (27 RBC and 3 Macquarie), we compared characteristic 84 to the Note Documents and found them to be in agreement.

With respect to characteristic 85, we compared the loan number of other related loans by identifying Mortgage Loans with common relationships (as determined in characteristic 84). For the identified Mortgage Loans with common relationships, we aggregated the respective Loan Numbers (as determined in characteristic 5), and found them to be in agreement. In addition, with respect to 30 Mortgage Loans (27 RBC and 3 Macquarie), we compared characteristic 85 to the Note Documents and found them to be in agreement.

We compared characteristics 86 and 87 to the respective Appraisal or engineering report (the “Engineering Report”) and found them to be in agreement.

We compared characteristics 88, 90, 91, 95, 96, 143 to 148 to the respective certified rent roll or rent roll (collectively the “Rent Roll”), operating statement (the “Operating Statement”) or lease agreement (the “Lease Agreement”) and found them to be in agreement, subject to the following comment:

•	With respect to characteristic 88, for Mortgage Loan 15 (Sorel), we were instructed by representatives of MCAP to compare the characteristic to the respective Appraisal, and found them to be in agreement.

With respect to characteristic 89, we recalculated the Current Balance Per Sq. Ft., Units, Pad or Rooms by dividing (i) the Cut-Off Date Balance (as determined in characteristic 1) by (ii) the Sq. Ft., Units, Pad or Rooms (as determined in characteristic 88), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 149), this procedure is based on the aggregate of the Cut-Off Date Balance of the Mortgage Loan and the related pari passu companion loan.

We compared characteristics 92 to 94 to the respective ASR or historical rent roll (the “Historical Rent Roll”), and found them to be in agreement. We were instructed by representatives of RBC, MCAP, Macquarie and TCFLP to assume that the characteristic was not applicable in the event no source documentation was provided. We did not perform procedures to verify such assertion.

We compared characteristics 99 to 101 to the respective ground lease (the “Ground Lease”), Title Insurance or Note Documents, and found them to be in agreement.  We were instructed by representatives of RBC, MCAP, Macquarie and TCFLP to assume that the characteristic was not applicable in the event no source documentation was provided. We did not perform procedures to verify such assertion.

We compared characteristics 102 to 108, to the respective subordination & standstill agreement (the “Subordination Agreement”) or Note Documents, and found them to be in agreement. We were instructed by representatives of RBC, MCAP, Macquarie and TCFLP to assume that the characteristics were not applicable in the event no source documentation was provided. We did not perform procedures to verify such assertion.

We compared characteristic 109, to the respective sum of all remaining defeasance periods (as determined in characteristic 41) and found them to be in agreement.

Royal Bank of Canada et al
September 2, 2016

We compared characteristic 115, to the respective site inspection report (the “Site Inspection Report”) and found them to be in agreement, subject to the following comment:

•	With respect to 3 Macquarie Mortgage Loans, we were instructed to use the ASR by representatives of Macquarie, and found them to be in agreement.

We compared characteristics 116 to 118 to the respective environmental report or peer review (collectively “the Environmental Report”) and found them to be in agreement.

We compared characteristics 119 and 120 to the respective Engineering Report and found them to be in agreement, subject to the following comment:

•	With respect to Mortgage Loan 2 (Villarboit Retail North Bay), we were instructed by representatives of RBC to compare the characteristic to the certificate of publication (the “Certificate of Publication”) or substantial completion form (the “Substantial Completion Form”), and found them to be in agreement.

We compared characteristic 121 to 136 to the respective Note Documents or closing confirmation (the “Closing Confirmation”) and found them to be in agreement, subject to the following comments:

•	With respect to 15 MCAP Mortgage Loans, we were advised by representatives of MCAP to compare the characteristics to Note Documents, or respective holdback & undertaking agreement (the “Holdback & Undertaking Agreement”), and found them to be in agreement. We were instructed by representatives of MCAP to assume that the characteristic was not applicable in the event no source documentation was provided. We did not perform procedures to verify such assertion.

•	With respect to characteristics 122 and 133, for Mortgage Loan 45 (Jane St), we were instructed by representatives of MCAP to compare the characteristics to solicitor’s trust report (the “Solicitor’s Trust Report”) or MCAP’s Loan Management System, and found them to be in agreement.

•	With respect to characteristic 123, for Mortgage Loan 20 (Cardill Cres Multi-Res), we were instructed by representatives of RBC to compare the characteristic to the Payment Confirmation, and found them to be in agreement.

•	With respect to characteristic 125, for Mortgage Loan 14 (Distillery District), we were instructed by representatives of Macquarie to compare the characteristic to escrow release history (the “Escrow Release History”), and found them to be in agreement.

•	With respect to characteristics 127 and 128, for 3 Mortgage Loans (2 RBC and 1 TCFLP), we were instructed by representatives of RBC and TCFLP to compare the characteristics to the estoppel (the” Estoppel”), Payment Confirmation or the independent engineer certificate (the “Independent Engineer Certificate”), and found them to be in agreement.

•	With respect to characteristic 133, for Mortgage Loan 7 (480 Hespeler Road), we were instructed by representatives of TCFLP to compare the characteristic to the Escrow Release History, and found them to be in agreement.

We compared characteristics to 137 and 138 to respective Note Documents, Subordination Agreement or the Closing Confirmation and found them to be in agreement.

Royal Bank of Canada et al
September 2, 2016

We compared characteristics 153 to 164, to the respective Amortization Schedule or the Note Documents, and found them to be in agreement. We were instructed by representatives of RBC, MCAP, Macquarie and TCFLP to assume that the characteristics were only applicable to Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 149). We did not perform procedures to verify such assertion.

We compared characteristics 165 and 166, to the respective Note Documents or intercreditor agreement (the “Intercreditor Agreement”) and found them to be in agreement. We were instructed by representatives of RBC, MCAP, Macquarie, and TCFLP, to assume that the characteristics were not applicable in the event no source documentation was provided. We did not perform procedures to verify such assertion.

We compared characteristic 170 to respective Operating Statement and found them to be in agreement.

We compared characteristic 171 to respective Operating Statement, guarantor’s and indemnitor’s financial statement (the “Guarantor’s Financial Statement”) or personal net worth statement (the “Personal Net Worth Statement”) and found them to be in agreement.

The Note Documents, Amortization Schedule, MCAP Welcome Letter, Tax Certificate, ASR, Discharge & Payout Statement, Title Insurance, Environment Canada Water License Application, Appraisal, Advance Letter, Statement of Mortgage Advance, Certificate of Incorporation, Certificate of Attestation, Limited Partnership Summary, Certificate of Officer, Borrower’s Certificate of Corporate Authority, Guarantee, Engineering Report, Rent Roll, Operating Statement, Lease Agreement, Historical Rent Roll, Ground Lease, Subordination Agreement,  Site Inspection Report, Environmental Report, Certificate of Publication, Substantial Completion Form, Closing Confirmation, Holdback & Undertaking Agreement, Solicitor’s Trust Report, Escrow Release History, Estoppel, Independent Engineer Certificate, Intercreditor Agreement, Guarantor’s Financial Statement and Personal Net Worth Statement indicated above which were provided to us by representatives of RBC, MCAP, Macquarie and TCFLP are collectively referred to herein as the “Source Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. Our comparison and re-computations were made using electronic copies of the Source Documents.

In Conclusion

We make no representations as to (i) the actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Mortgage Loans, (iii) the existence or ownership of the Mortgage Loans, or (iv) the reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Data File, is the responsibility of the Company.

Royal Bank of Canada et al
September 2, 2016

We were not engaged to conduct, and did not conduct an audit or review, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events and circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, provincial, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

Yours truly,

Chartered Professional Accountants
Licensed Public Accountants